UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 20, 2018

Commission File Number: 001-38458
LEVEL ONE BANCORP, INC.
(Exact name of registrant as specified in charter)

Michigan (State or other jurisdiction of incorporation)	71-1015624 (I.R.S. Employer Identification No.)

32991 Hamilton Court Farmington Hills, MI (Address of principal executive offices)	48334 (Zip code)
(248) 737-0300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of Level One Bancorp, Inc. (“Level One”) conducted a competitive process to determine Level One’s independent registered public accounting firm for the year ending December 31, 2019. The Audit Committee invited several independent registered public accounting firms to participate in this process.
Following review of proposals from the independent registered public accounting firms that participated in the process, including Level One’s current independent registered public accounting firm, on December 20, 2018, the Audit Committee approved the engagement of Plante & Moran, PLLC (“PM”) as Level One’s independent registered public accounting firm for the year ending December 31, 2019 subject to completion of PM’s standard client acceptance procedures and execution of an engagement letter.
Crowe LLP (“Crowe”), Level One’s current independent registered public accounting firm, will continue as Level One’s independent registered public accounting firm for the year ending December 31, 2018, and has been dismissed effective following the completion of its audit for that year.
Crowe’s reports on Level One’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2017 and 2016, and the interim period from January 1, 2018 through the date of this report, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between Level One and Crowe on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference thereto in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Level One has requested that Crowe furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in the above paragraph. A copy of Crowe’s letter, dated December 21, 2018, is filed as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 through the date of Crowe’s engagement, neither Level One nor anyone on its behalf consulted with PM regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on Level One's financial statements, and neither a written report nor oral advice was provided to Level One that PM concluded was an important factor considered by Level One in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Crowe LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2018
LEVEL ONE BANCORP, INC.

	By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Executive Vice President and Chief Financial Officer